UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22300

Multi-Manager Portfolio, LLC
(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC	150 South U.S. Highway 1, Suite 300	Jupiter, FL 33477
(Address of principal executive offices)

David W. Reidy
GenSpring Family Offices, LLC
150 South U.S. Highway 1, Suite 300
Jupiter, FL 33477
(Name and address of agent for service)

Registrant’s telephone number, including area code:	561-746-8444

Date of fiscal year end:	March 31, 2013

Date of reporting period:	December 31, 2012

Item 1. Schedule of Investments.

Multi-Manager Portfolio, LLC (the “Portfolio”) invests substantially all of its assets in Multi-Manager Master Portfolio, LLC (the “Master Portfolio”), as discussed in the accompanying Notes to Schedule of Investments. At December 31, 2012, the Portfolio’s investment in the Master Portfolio was $305,293,801, at fair value. The Schedule of Investments and accompanying Notes to Schedule of Investments of the Master Portfolio are included herein.

MULTI-MANAGER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments

December 31, 2012

(Unaudited)

(1)	Organization

Multi-Manager Portfolio, LLC (the “Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio was created primarily to serve as a feeder fund for Multi-Manager Master Portfolio, LLC (the “Master Portfolio”). For convenience, and where context applies, the Portfolio and the Master Portfolio are collectively referred to as the ‘‘Portfolios”.

Under Delaware law and the Portfolio’s Limited Liability Company Agreement (the ‘‘LLC Agreement’’), each member of the Portfolio is liable for the debts, obligations and liabilities of the Portfolio only to the extent of any contributions to the capital of the Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors of the Portfolios (the “Board”), may be obligated to return to the Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Portfolio exceed the fair market value of the Portfolio’s assets.

The Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Portfolio pursues its investment objective by investing substantially all of its assets in the Master Portfolio, which allocates assets by investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives. The percentage of the Master Portfolio’s member interests owned by the Portfolio on December 31, 2012 was 94.78%.

The Board has overall responsibility for the management and control of the operations of the Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Portfolio’s investment program, under the supervision of the Board.

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Portfolio. In the normal course of business, the Portfolio enters into contracts with service providers, which also provide for indemnifications by the Portfolio for certain liabilities arising out of their duties and responsibilities for the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Portfolio’s officers and directors duties and responsibilities to the Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities to the Portfolio.

MULTI-MANAGER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

(2)	Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Investment Securities Transactions

The Portfolio records securities transactions on a trade-date basis.

(c) Valuation of Investments

The valuation of the Portfolio’s investments is determined on the last business day of each month, or as set forth in the Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Portfolio’s securities and assets, including the Master Portfolio’s underlying investments. The Portfolio invests substantially all of its assets in the Master Portfolio. The investment of the Portfolio in the Master Portfolio equals its proportionate share of the total net members’ capital of the Master Portfolio. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Schedule of Investments included elsewhere in this report.

(d) Fair Value Measurements

The Portfolio records its investment in the Master Portfolio at fair value. Investments of the Master Portfolio are recorded at fair value as more fully discussed in the Master Portfolio’s Notes to Schedule of Investments.

(e) Use of Estimates

The preparation of the Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets at the date of the Schedule of Investments. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the Schedule of Investments.

(3)	Investments in Portfolio Securities

As of December 31, 2012, all of the investments made by the Portfolio were in the Master Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Schedule of Investments

December 31, 2012

(Unaudited)

	Acquisition Date	Cost	Shares	Fair Value	% of Members' Capital
Investments in Investment Vehicles (88.33% of Members' Capital)
Credit Strategies (15.93% of Members' Capital)
Mortgage Related
Halcyon Asset Backed Value Fund, LP(1)(2)	9/1/2010	$20,000,000		$25,893,740	8.04%
Magnetar Structured Credit Fund, LP(1)(2)	1/1/2011	21,944,444		25,418,203	7.89%
Total Mortgage Related				51,311,943
Total Credit Strategies (Cost $41,944,444)				51,311,943
Equity Strategies (24.43% of Members' Capital)
Long-Short Non-U.S.
The Alphagen Octanis Fund Limited - Class A(1)(2)(3)	7/2/2012	18,935,000	97,755	19,722,242	6.12%
Long-Short U.S.
Marble Arch QP Partners, LP(2)	7/1/2009	12,122,826		23,400,527	7.27%
Low Net Sector
Cygnus Utilities, Infrastructure & Renewables, LLC	9/1/2010	5,000,000		5,298,520	1.65%
Low Net U.S.
Axial Capital Institutional, LP	7/1/2009	19,980,295		14,749,962	4.58%
Market Neutral
Two Sigma ABS Return Fund, LP(1)	10/1/2012	15,211,896		15,495,108	4.81%
Total Equity Strategies (Cost $71,250,017)				78,666,359
Event Driven Strategies (6.56% of Members' Capital)
Litespeed Partners, LP	9/30/2011	152,300		145,515	0.04%
Orange Capital Domestic I, LP	7/1/2009	7,578,137		9,625,611	2.99%
York Global Value Partners, LP	7/2/2012	9,658,723		11,369,408	3.53%
Total Event Driven Strategies (Cost $17,389,160)				21,140,534
Global Trading (12.74% of Members' Capital)
Global Macro
AIP Global Macro Fund, LP	4/1/2012	15,000,000		15,511,826	4.81%
Managed Futures
ACL Alternative Fund Limited(2)	10/1/2009	27,707,734	108,510	25,533,394	7.93%
Total Global Trading (Cost $42,707,734)				41,045,220
Multi-Strategy (28.67% of Members' Capital)
D.E. Shaw Composite Fund, LLC(2)	7/1/2009	27,112,672		35,744,807	11.10%
Elliott Associates, LP(2)	7/1/2009	30,761,594		42,301,189	13.13%
Stratus Feeder, LLC Class 1X(1)	2/1/2012	15,000,000		14,159,066	4.40%
Taconic Opportunity Fund, LP	7/1/2009	111,465		146,986	0.04%
Total Multi-Strategy (Cost $72,985,731)				92,352,048
Total Investments (88.33% of Members' Capital) (Cost $246,277,086)				284,516,104
Other Assets in Excess of Liabilities (11.67% of Members' Capital)				37,575,281
Total Members' Capital (100%)				$322,091,385

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may allocate its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of December 31, 2012, the Master Portfolio had no outstanding capital commitments.

All securities are non-income producing.

All securities are restricted unless noted otherwise and represent 88.33% of Total Members’ Capital.

Refer to Note 4, Investments in Portfolio securities, for information regarding the liquidity of the Master Portfolio’s Investments.

(1)	Investment Vehicles in which ownership by the Master Portfolio exceeds 5%. Refer to Note 4, Investments in Portfolio Securities, for additional information.

(2)	Refer to Note 4, Investments in Portfolio Securities, for information regarding the liquidity provisions for investments greater than 5% of Members' Capital.

(3)	Affiliated investment. Refer to Note 4, Investments in Portfolio Securities, for additional information.

See accompanying notes to Schedule of Investments.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments

December 31, 2012

(Unaudited)

(1)	Organization

Multi-Manager Master Portfolio, LLC (the “Master Portfolio”) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act and one feeder fund that is a limited duration company organized under Cayman law (Multi-Manager Cayman Portfolio, LDC, the “Offshore Portfolio”) through which one of the feeder funds invests in the Master Portfolio, and through which non-U.S. investors may participate in the investment program of the Master Portfolio.

Under Delaware law and the Master Portfolio’s Limited Liability Company Agreement (the ‘‘LLC Agreement’’), each member of the Master Portfolio is liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors (the “Board”), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. The Master Portfolio pursues its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board has overall responsibility for the management and control of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and wholly-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Master Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

Under the Master Portfolio’s organizational documents, the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities to the Master Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities to the Master Portfolio.

(2)	Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined on the last business day of each month, or as set forth in the Master Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The Master Portfolio’s valuation procedures require the Adviser, or its delegate, including Citi Fund Services Ohio, Inc., as administrator, to consider all relevant information for determining the value of the Master Portfolio’s securities and assets, including the Master Portfolio’s underlying Investment Vehicles.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

Investments held and valued by the Master Portfolio are as follows:

•	Investment Vehicles – Investments in Investment Vehicles are ordinarily carried at fair value based on the Master Portfolio’s ownership interest in the Investment Vehicle and the value of the net assets of the Investment Vehicle, as provided to the Master Portfolio by the investment manager or the administrator of such Investment Vehicle. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect fair value. Generally, the fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio withdrew all of its capital from the Investment Vehicle at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities – All of the Master Portfolio’s investments are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended, or that may be sold only in a privately negotiated transaction pursuant to an exemption from registration.

Investment Vehicles held by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. Although the Master Portfolio did not invest in any investments other than Investment Vehicles during the period ended December 31, 2012, the Master Portfolio is permitted to directly invest in the same types of investments and investment strategies. The discussion below applies to the Investment Vehicles and to the Master Portfolio.

•	Mutual Funds – Investments in open-end investment companies are valued at net asset value.

•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges – In general, the Investment Vehicles value securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite ‘‘bid’’ prices for securities held long, or their composite ‘‘ask’’ prices for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Investment Vehicle.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

•	Short Sales – The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of their normal investment activities. An Investment Vehicle incurs a loss if the price of the security increases between the date of the short sale and the date on which the Investment Vehicle replaces the borrowed security. An Investment Vehicle realizes a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.

•	Repurchase Agreements – The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (‘‘Repurchase Agreement’’). A third party custodian bank takes possession of the underlying securities (‘‘collateral’’) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

•	Reverse Repurchase Agreements – The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by an Investment Vehicle may decline below the price of the securities the Investment Vehicle is obligated to purchase.

•	Distressed Securities – Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the debt obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.

•	Options – Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing bid and ask prices for such options on the date of determination or, if no such prices were quoted on such date, the mean between the bid and ask prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing bid prices if held long and at their last closing ask prices if held short.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

•	Securities Lending – The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, an Investment Vehicle receives collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objective. For the period ended December 31, 2012, the Master Portfolio did not engage in any such transactions.

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. For the period ended December 31, 2012, the Master Portfolio had no foreign currency activity.

(g) Use of Estimates

The preparation of the Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and at the date of the Schedule of Investments. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the Schedule of Investments.

(h) New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Master Portfolio’s members’ capital. Management is currently evaluating any impact ASU 2011-11 may have on the Master Portfolio’s financial statements disclosures.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

(3)	Fair Value Measurements

The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•      Level 1 – quoted prices in active markets for identical assets.

•      Level 2 – investments with other significant observable inputs or fair value of investments in Investment Vehicles as to which the Master Portfolio has the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.

•      Level 3 – investments with significant unobservable inputs (which may include the Master Portfolio’s own assumptions in determining the fair value of investments) or fair value of investments in Investment Vehicles as to which the Master Portfolio does not have the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

As of December 31, 2012, there were no Level 1 securities held by the Master Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

The following is a summary categorization as of December 31, 2012, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 2	Level 3
	Investment	Investment	Total
	Vehicles	Vehicles	Investments
Investments
Credit Strategies
Mortgage Related	$25,893,740	$25,418,203	$51,311,943
Equity Strategies
Long-Short Non-U.S.	19,722,242	-	19,722,242
Long-Short U.S.	-	23,400,527	23,400,527
Low Net Sector	5,298,520	-	5,298,520
Low Net U.S.	-	14,749,962	14,749,962
Market Neutral	15,495,108	-	15,495,108
Event Driven Strategies
Event Driven Strategies	20,995,019	145,515	21,140,534
Global Trading
Global Macro	-	15,511,826	15,511,826
Managed Futures	25,533,394	-	25,533,394
Multi-Strategy
Multi-Strategy	56,460,255	35,891,793	92,352,048
Total Investments	$169,398,278	$115,117,826	$284,516,104

The categorization of investments between Levels 2 and 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 Fair Value Measurements for investments held as of December 31, 2012:

	Fair Value as of	Valuation	Liquidity of	Adjustments
	December 31, 2012	Technique	Investments	To NAV **

Investments in Investment Vehicles
Credit Strategies
Mortgage Related	$25,418,203	NAV as Practical Expedient *	Greater than 90 Days	None
Equity Strategy
Long-Short U.S.	23,400,527	NAV as Practical Expedient *	Greater than 90 Days	None
Low Net U.S.	14,749,962	NAV as Practical Expedient *	Greater than 90 Days	None
Event Driven Strategies	145,515	NAV as Practical Expedient *	Greater than 90 Days	None
Global Trading
Global Macro	15,511,826	NAV as Practical Expedient *	Greater than 90 Days	None
Multi-Strategy	35,891,793	NAV as Practical Expedient *	Greater than 90 Days	None
Total Investments in Investment Vehicles	$115,117,826

*	Unobservable valuation input.
**	Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Vehicles. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Portfolio's measurement date; it is probable that the Investment Vehicle will be sold at a value significantly different than the reported expedient NAV; it is determined by the Adviser Valuation Committee that the Investment Vehicle is not being valued at fair value by the Investment Vehicle.

The Master Portfolio discloses transfers between levels based on valuations at the end of the reporting period.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investment Vehicles
	Balance as					Net	Change in
	of					Realized	Unrealized	Balance as of
	March 31,	Gross	Gross	Transfers		Gains	Appreciation/	December 31,
	2012	Purchases	Sales	In/(Out)		(Losses)	Depreciation	2012
Investment Vehicles
Credit Strategies
Mortgage Related	$49,502,681	$-	$(3,475,804)	$(25,893,740	)(a)	$420,248	$4,864,818	$25,418,203
Equity Strategies
Long-Short Emerging	4,420,214	-	(4,198,711)	-		467,267	(688,770)	-
Long-Short Global	15,897,742	-	(13,444,964)	-		(1,555,036)	(897,742)	-
Long-Short U.S.	-	-	-	22,456,835	(b)	-	943,692	23,400,527
Low Net U.S.	-	-	(2,000,000)	17,092,034	(b)	(498,498)	156,426	14,749,962
Event Driven Strategies
Event Driven
Strategies	145,515	-	-	-		-	-	145,515
Global Trading
Global Macro	-	15,000,000	-	-		-	511,826	15,511,826
Multi-Strategy
Multi-Strategy	50,270,896	-	(18,074,124)	-		3,008,038	686,983	35,891,793
Total Investment Vehicles	$120,237,048	$15,000,000	$(41,193,603)	$13,655,129		$1,842,019	$5,577,233	$115,117,826

The change in unrealized appreciation from Level 3 investments held at December 31, 2012 is $5,577,233.

(a)	Amount transferred out from Level 3 to Level 2 due to increased liquidity based upon redemption terms which include the expiration of a two year lock-up period.
(b)	Amount transferred in from Level 2 to Level 3 due to reduced liquidity based upon redemption terms which are tied to specific quarters during the fiscal year.

The Master Portfolio is permitted to measure the fair value of alternative investment entities that do not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Portfolio as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to withdraw its capital at the measurement date, any withdrawal fees, any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. A listing of such investments held by the Master Portfolio and their attributes as of December 31, 2012, are shown in the table below.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

					Notice	Redemption
Investment	Investment	Fair Value	Remaining	Redemption	Period	Restrictions
Category	Strategy	(in 000's)	Life	Frequency *	(in Days) *	and Terms *
Credit Strategies (a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$51,312	N/A	Quarterly – Annual	45-90 days	0 - 1 year; 5% - 25% limits on soft locks
Equity Strategies (b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	78,666	N/A	Monthly - Annual	30 -90 days	0 - 1 year; 3 year rolling lock; up to 5% redemption fee
Event Driven Strategies (c)	Seek to profit from changes in the prices of securities of companies facing major corporate events, such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	21,141	N/A	Quarterly - Annual	70-90 days	0 - 5 years; approximately 3% is illiquid
Global Trading (d)	Publicly traded equity securities issued by non-U.S. companies.	41,045	N/A	Daily - Monthly	3-90 days	0 - 2 years
Multi-Strategy (e)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	92,352	N/A	Quarterly - Semi-Annual	45-90 days	0 - 3 years; maximum withdrawal per quarter up to 6.25%
		$284,516

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock-up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e., moving from a 90 day or less redemption period to greater than 90 days.

For each of the categories below, the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a)	This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.

(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.

(c)	This category includes Investment Vehicles that typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include merger or risk arbitrage investments (securities of companies that announce acquisition offers) and distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). This category may also include Investment Vehicles invested in certain non-security financial assets.

(d)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.

(e)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

(4)	Investments in Portfolio Securities

(a) Investment Activity

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of December 31, 2012 was $246,277,086, resulting in accumulated net unrealized appreciation of $38,239,018 consisting of $46,491,410 in gross unrealized appreciation and $8,252,392 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid. The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to withdraw from the Investment Vehicle, the value of the Master Portfolio’s interest in the Investment Vehicle may be less favorable than the value of that interest at the time when it initially decided to withdraw.

The Investment Vehicles in which the Master Portfolio invests have a greater amount of both market and liquidity risk than many other investment instruments. These investments may trade, if at all, in a limited market and may not be able to be immediately liquidated by the Master Portfolio if needed. Values assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at December 31, 2012:

Liquidity Categories	Investments	Category Definition

Category 1 Funds	54.30%	Investment Vehicles that have at least quarterly withdrawal rights and a lock up period of less than two years.

Category 2 Funds	1.86%	Investment Vehicles that have at least quarterly withdrawal rights after a maximum two-year lock up period.

Category 3 Funds	43.84%	Investment Vehicles that (i) have at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.
	100.00%

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity of an investment in the Investment Vehicles themselves. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains one or more of these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

Below are the fair value as a percentage of Members’ Capital, and liquidity provisions for all investments in Investment Vehicles constituting greater than 5% of Members’ Capital as of December 31, 2012:

	Fair Value as
	% of Members'	Redemption	Redemption Restrictions
Investment Vehicles	Capital	Frequency	and Terms
ACL Alternative Fund Limited	7.93%	Daily	1 day notice
D.E. Shaw Composite Fund, LLC	11.10%	Quarterly	90 days notice
Elliott Associates, LP	13.13%	Semi-Annual	60 days notice
Halcyon Asset Backed Value Fund, LP	8.04%	Quarterly	90 days notice
Magnetar Structured Credit Fund, LP	7.89%	Quarterly – Semi-Annual	90 days notice
Marble Arch QP Partners, LP	7.27%	Semi-Annual	60 days notice
The Alphagen Octanis Fund Limited - Class A	6.12%	Monthly	30 days notice

MULTI-MANAGER MASTER PORTFOLIO, LLC

(A Limited Liability Company)

Notes to Schedule of Investments, continued

December 31, 2012

(Unaudited)

(c) Investment Ownership

At December 31, 2012, the Master Portfolio held certain investments that represent more than 5% of the capital of an Investment Vehicle. A listing of these investments (including activity for the period ended December 31, 2012) is shown below:

			For the Period
			April 1, 2012 through December 31, 2012

					Change in	Realized
		Fair Value	Cost of	Proceeds	Appreciation/	Gain on	Fair Value
Investments	Shares	March 31, 2012	Purchases	from Sales	Depreciation	Investments	December 31, 2012

Halcyon Asset Backed Value Fund, LP		$23,190,478	$-	$-	$2,703,262	$,	$25,893,740
Magnetar Structured Credit Fund, LP		26,312,203	-	(3,475,804)	2,161,556	420,248	25,418,203
Stratus Feeder, LLC, Class 1X		14,427,003	-	-	(267,937)	-	14,159,066
The Alphagen Octanis Fund Limited – Class A*	97,755	-	18,935,000	-	787,242	-	19,722,242
Two Sigma ABS Return Fund, LP		10,168,647	15,211,896	(10,211,896)	114,565	211,896	15,495,108
		$74,098,331	$34,146,896	$(13,687,700)	$5,498,688	$632,144	$100,688,359

*	Investment deemed to be an affiliated person for purposes of Section 2(a)(3) of the 1940 Act, primarily because the Master Portfolio owns more than 5% of the investment’s outstanding shares.

Item 2. Controls and Procedures.

(a)             The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Multi-Manager Portfolio, LLC

By (Signature and Title):	/s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Thomas Carroll
Thomas Carroll, President

Date:	March 1, 2013

By (Signature and Title):	/s/ Bashir C. Asad
Bashir C. Asad, Treasurer

Date:	March 1, 2013